UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2004

CHARTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	000-33071	58-2659667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, West Point, Georgia 31833

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (706) 645-1391

Not Applicable

(Former name or former address, if changed since last report)

Item 1-6. Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	The following exhibits are filed with this Report:

Exhibit No.	Description
99.1	Press release issued by Charter Financial Corporation (the “Company”) on April 27, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8-11. Not applicable.

Item 12. Results of Operations and Financial Condition

On April 27, 2004, the Company announced its second quarter earnings for the 2004 fiscal year. A copy of the press release dated April 27, 2004, describing first quarter earnings is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION

By:	/s/ Robert L. Johnson
Name:	Robert L. Johnson
Title:	President and Chief Executive Officer

Date: April 27, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 27, 2004.